UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 18, 2017
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Landmark @ One Market, Suite 300
San Francisco, CA 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 8 – Other Events
Item 8.01 Other Events.

Salesforce.com, inc. (the “Company”) has updated the below listed unaudited pro forma financial information in advance of any future registration statements filed with the Securities and Exchange Commission before its Form 10-K is filed for the year ending January 31, 2018.
The Company's audited consolidated statement of operations for the year ended January 31, 2017 filed on March 6, 2017 (“Fiscal 2017 Form 10-K”) only includes Demandware, Inc. (“Demandware”) actual results from July 11, 2016, the date of the Company's acquisition of Demandware, through January 31, 2017, as discussed in Note 6 “Business Combinations” in the Fiscal 2017 Form 10-K (“Note 6”). As part of Note 6, the Company provided the unaudited combined pro forma results of Demandware and other acquisitions, which consisted solely of total revenues, pre-tax loss, and net loss as if the acquisitions had occurred as of the beginning of the Company's fiscal 2016. The updated pro forma combined statement of operations attached hereto as Exhibit 99.1 provides additional information and does not include results of any acquired companies other than Demandware from February 1, 2016 to January 31, 2017. The unaudited pro forma combined financial information is based on the historical financial statements of the Company and Demandware after giving effect to the Company’s acquisition of Demandware and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma combined financial information and is presented as if the acquisition had occurred on February 1, 2016.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.
The unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2017 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2017 and the notes related thereto

EXHIBIT LIST

Exhibit Number	Description of Exhibit

99.1	Unaudited pro forma combined financial information of salesforce.com, inc. and Demandware, Inc. for the year ended January 31, 2017 and the notes related thereto

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 18, 2017	salesforce.com, inc.

/s/ Mark J. Hawkins
Mark J. Hawkins President and Chief Financial Officer (Principal Financial Officer)